UMB SCOUT FUNDS

KANSAS TAX-EXEMPT BOND FUND

SEMIANNUAL REPORT   DECEMBER 31, 1999



A no-load mutual fund that seeks current income exempt from regular federal income tax and Kansas state personal income tax, by investing in municipal bonds or debt instruments.


TO THE SHAREHOLDERS

UMB Bank, n.a. and the Scout Family of funds would like to wish you and your family a Happy New Year. As we begin the new millennium, we will take a general look at the current state of the Kansas economy and the possibilities for its future.

The following are comments reflected in the October 29, 1999, Standard & Poor's CreditWeek Municipal State Review for the State of Kansas: "The outlook reflects the expectation that ongoing strong financial and capital planning should enable the state to maintain healthy reserve levels, and continue providing high service levels and infrastructure improvements to an expanding economic base."
This may be due in part to Kansas' lower-than-average unemployment figures, strong fiscal management and low level of debt.

In 1998, the State of Kansas reported an annual unemployment rate of 3.60%, compared to the federal level of 4.30%.

The farming and agribusiness sectors have experienced the largest drop in numbers of those who rely on this sector for their main source of income, plus a large drop in net revenues. The farm employment has dropped around 12% for the year. The decrease in net revenues for farming are a result of decreasing prices in commodities and of fewer commodities being exported from the United States.

The manufacturing sector has also seen some jobs eliminated in the aircraft building industries by Boeing. These cuts are a direct result of the cutbacks in the defense budget by the Federal Government. However, Cessna and Raytheon have offset the Boeing layoffs with expansions at their firms in the metropolitan Wichita area.

The State also experienced some new job creation in the sectors of construction, finance, insurance and the general service area. Construction continues to be the fastest-expanding employment sector at 4.80% and will probably remain strong in the Northeast and South Central portions of the state, as long as interest rates remain low.

The State of Kansas continues a long history of strong general fund balance, reporting a fund balance increase of 10.8% in 1998.

The health of the Kansas and national economies has allowed Kansas to remain one of the better fiscally managed states. The largest percentage expense was for the general education account (at 68% of the 1998 total budget). There was a slight increase in educational spending because of the changes in the school funding formula and an increase in total school enrollments within the state.

The debt for the municipalities in the state of Kansas and its agencies remains low. The State cannot constitutionally issue debt, but several of its agencies did increase their borrowing in 1999. One of those agencies, the Kansas
Department of Transportation (KDOT), continued to borrow to complete its long-term projects. KDFA (Kansas Development
Finance Authority) had several of its agencies borrow under this agency umbrella during 1999. For instance, the Kansas
Board of Regents borrowed to complete building and facilities upgrades on several university campuses and the Department of Corrections borrowed to complete prison-building expansion programs.

As we start the new year, we find the Kansas economy in good shape and expect that next year will hold more of the same - steady growth and fiscal strength. However, we feel that borrowing by municipalities will be less in 2000 than in 1999. As fund managers, we will continue to look at all opportunities for the fund.

The UMB Scout Kansas Tax-Exempt Bond Fund closed the quarter ending December 31, 1999, at $9.68 per share, compared with $10.05 per share as of September 30, 1999. Investors earned a total return (price change and reinvested distributions) of (.13%) for the quarter, and (.68%) for the year. The UMB Scout Kansas Tax-Exempt Bond Fund was able to return positive returns, in spite of negative returns in Treasury yields and general market municipal yields. The state of Kansas has seen a limited supply of bonds for investment, and therefore, the yields and returns on the bonds have remained favorable to its investors because of the steady demand for tax-exempt income in Kansas.

Thank you for your continued investment in the UMB Scout
Kansas Tax-Exempt Bond fund and the UMB Scout family of funds. If you have any questions, please feel free to contact us.

Sincerely,

/s/M. Kathryn Gellings
M. Kathryn Gellings

/s/Rex W. Matlack
Rex W. Matlack

UMB Investment Advisors

Shares of the UMB Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. These shares involve investment risks, including the possible loss of the principal invested.

CHART - HYPOTHETICAL GROWTH OF $10,000

CHART - COMPARATIVE RATES OF RETURN

UMB Scout Kansas Tax-Exempt Bond Fund
as of December 31, 1999

                               Quarter   1 Year   Inception
UMB Scout Kansas Tax-Exempt
  Bond Fund                     0.13%     0.68%     2.21%
Lehman Brothers
  5-Year Municipals Index*      0.01%     0.74%      N.A.

Inception - February 23, 1998.

Performance data contained in this report are for past periods only. Past performance is not indicative of future results. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

*Unmanaged index of stocks, bonds or mutual funds (there are no direct investments or fees in these indices).

CHART - FUND DIVERSIFICATION

CHART - HISTORICAL PER-SHARE RECORD

UMB Scout Kansas Tax-Exempt Bond Fund
                      Income &                    Cumulative*
               Net    Short-Term    Long-Term      Value Per
              Asset     Gains         Gains       Share Plus
              Value  Distribution  Distribution  Distributions
12/31/98     $10.01     $0.33         $   -         $10.34
12/31/99       9.68      0.40         $   -          10.40

*Does not assume any compounding of reinvested distributions.

Table shows calendar distributions and net asset values.


FINANCIAL STATEMENTS           DECEMBER 31, 1999 (UNAUDITED)

Statement of Net Assets

 FACE                                                                                  MARKET
AMOUNT    DESCRIPTION                                                                   VALUE
KANSAS
$100,000  Baldwin City Kansas, 4.38%, due September 1, 2000                     $     100,050
 165,000  Barton County Kansas, Series A, 4.75%, due September 1, 2011                156,131
 125,000  Bonner Springs Kansas, 4.90%, due September 1, 2009                         119,844
 100,000  City of Wichita Kansas, 4.50%, due September 1, 2009                         93,750
 150,000  Cloud County Kansas, Unified School District 333,
             5.10%, due September 1, 2004                                             150,563
  55,000  Concordia Kansas, Water & Sewer Rev., 4.70%, due November 1, 2007            52,456
  25,000  Derby Kansas G.O., Series A, 4.65%, due June 1, 2009                         23,938
 100,000  Douglas County Kansas, Unified School District 497,
             4.50%, due September 1, 2002                                              99,625
 200,000  Douglas County Kansas, Unified School District 497, Series A,
             4.30%, due September 1, 2005                                             193,250
  10,000  Ellsworth Kansas, Public Building Rev., 4.50%, due June 1, 2005               9,538
  20,000  Ellsworth Kansas, Public Building Rev., 4.70%, due June 1, 2007              18,825
  50,000  Finney County Kansas, G.O., 4.30%, due December 1, 2011                      45,125
  50,000  Garden City Kansas, 4.10%, due November 1, 2004                              48,188
  50,000  Hays Kansas, 4.40%, due September 1, 2010                                    46,188
 100,000  Johnson County Kansas, Series A, 5.10%, due September 1, 2000               100,699
 100,000  Johnson County Kansas, Park Facility, 4.90%, due September 1, 2009           92,750
 125,000  Johnson County Kansas, Unified School District 229, Series B,
             4.00%, due September 1, 2003                                             122,031
 100,000  Johnson County Kansas, Unified School District 229, Series A,
             5.20%, due October 1, 2003                                               101,875
 100,000  Johnson County Kansas, Unified School District 229, Series A,
             5.50%, due October 1, 2005                                               102,000
  50,000  Johnson County Kansas, Unified School District 229, Series A,
             5.125%, due October 1, 2006                                               50,563
  25,000  Johnson County Kansas, Unified School District 231,
             Refinance & Improvement, Series A,
             5.25%, due October 1, 2002                                                25,438
 300,000  Johnson County Kansas, Unified School District 231,
             Refinance & Improvement, Series A,
             5.10%, due October 1, 2004                                               303,750
   5,000  Johnson County Kansas, Unified School District 231,
             Refinance & Improvement, Series A,
             4.35%, due October 1, 2005                                                 4,869
 100,000  Johnson County Kansas, Unified School District 232, Series A,
             5.00%, due March 1, 2005                                                 100,500
 100,000  Johnson County Kansas, Unified School District 512,
             5.00%, due October 1, 2009                                                98,625
 100,000  Johnson County Kansas, Water District, 4.90%, due June 1, 2012               94,875
  50,000  Johnson County Kansas, Unified School District 512,
             4.95%, due October 1, 2009                                                49,125
   5,000  Junction City Kansas, Water & Sewer Rev., Series A,
             4.50%, due September 1, 2003                                               4,963
   5,000  Kansas City Kansas, Series A, 5.625%, due September 1, 2009                   5,088
 200,000  Kansas State Dept. of Transportation, Highway Rev.,
             4.25%, due September 1, 2000                                             199,750
   5,000  Kansas State Dept. of Transportation, Highway Rev.,
             4.80%, due March 1, 2002                                                   5,013
 200,000  Kansas State Dept. of Transportation, Highway Rev.,
             5.10%, due March 1, 2005                                                 201,750
  50,000  Kansas State Dev. Finance Auth., Board of Regents Rev.,
             4.70%, due March 1, 2002                                                  49,438
 100,000  Kansas State Dev. Finance Auth., Board of Regents Rev.,
             4.80%, due March 1, 2003                                                  96,375
 100,000  Kansas State Dev. Finance Auth., Board of Regents Rev.,
             4.875%, due March 1, 2004                                                 97,375
   5,000  Kansas State Dev. Finance Auth., Comprehensive Rehab Project Rev.,
             4.60%, due October 1, 2002                                                 4,988
   5,000  Kansas State, Highway Rev., Series A, 4.50%, due July 1, 2003                 4,963
   5,000  Kansas State, Turnpike Auth., 4.50%, due September 1, 2000                    5,015
  75,000  Lawrence Kansas, 5.10%, due September 1, 2000                                75,066
  30,000  Lawrence Kansas, G.O., 4.35%, due September 1, 2002                          29,813
 150,000  Lawrence Kansas, Series P, 5.20%, due September 1, 2002                     150,594
 275,000  Leawood Kansas, Series A, 4.90%, due September 1, 2000                      277,063
   5,000  Leawood Kansas, Series A, 5.00%, due September 1, 2002                        5,038
 100,000  Leawood Kansas, 4.35%, due September 1, 2004                                 98,250
 100,000  Lyons County Kansas, Sales Tax Rev., 4.70%, due September 1, 2009            96,000
 100,000  Miami County Kansas, Unified School District 367,
             4.35%, due September 1, 2005                                              97,375
 200,000  Overland Park Kansas, Internal Improvements,
             4.20%, due September 1, 2002                                             198,250
   5,000  Overland Park Kansas, Series B, 5.20%, due September 1, 2002                  5,050
 100,000  Prairie Village Kansas, Series B, 5.10%, due September 1, 2005              100,625
   5,000  Riley County Kansas, Series A, 4.35%, due September 1, 2007                   4,775
   5,000  Riley County Kansas, Unified School District 383,
             4.70%, due November 1, 2003                                                5,000
  80,000  Sabetha Kansas, Electric Rev., 4.00%, due September 1, 2004                  76,200
 155,000  Salina Kansas, Water & Sewer, Series B, 4.05%, due October 1, 2000          154,031
  50,000  Salina Kansas, Water & Sewer, Series B, 4.10%, due October 1, 2002           49,313
 100,000  Salina Kansas, Water & Sewer, Series B, 4.40%, due October 1, 2008           94,125
 300,000  Sedgwick County Kansas, Series A, 5.00%, due August 1, 2002                 301,875
   5,000  Sedgwick County Kansas, Unified School District 260,
             4.60%, due October 1, 2010                                                 4,719
 200,000  Sedgwick County Kansas, Unified School District 263,
             5.30%, due September 1, 2003                                             204,250
 340,000  Sedgwick County Kansas, Unified School District 265,
             5.40%, due October 1, 2005                                               348,500
  50,000  Sedgwick County Kansas, Unified School District 265,
             4.25%, due October 1, 2008                                                46,625
  50,000  Sedgwick County Kansas, Unified School District 261,
             4.10%, due November 1, 2009                                               45,375
 100,000  Shawnee County Kansas, Series 3, 4.47%, due August 1, 2000                  100,036
 180,000  Shawnee County Kansas, Series C, 5.30%, due September 1, 2000               182,250
  35,000  Shawnee County Kansas, Series D, 4.15%, due September 1, 2005                33,469
  50,000  Shawnee County Kansas, Unified School District 501,
             4.30%, due February 1, 2005                                               48,438
  50,000  Shawnee County Kansas, Unified School District 501,
             4.00%, due August 1, 2006                                                 47,188
 200,000  Shawnee Kansas, Series A, 4.30%, due December 1, 2004                       195,500
 100,000  Topeka Kansas, Series C, 5.00%, due August 15, 2000                         100,606
 100,000  Topeka Kansas, Refunding & Improvement Rev. Series A,
             4.30% due August 15, 2005                                                 96,625
   5,000  Topeka Kansas, Series A, 5.25%, due August 15, 2011                           4,944
  70,000  Topeka Kansas, Water Works Improvement & Rev.,
             4.30%, due August 1, 2007                                                 65,975
  30,000  Wellington Kansas, Electric Water Works & Sewer Utility Rev.,
             4.60%, due May 1, 2007                                                    29,025
 100,000  Wichita Kansas, Sales Tax, 4.50%, due June 1, 2000                          100,193
  20,000  Wichita Kansas, Water & Sewer Utilities, 3.85%, due April 1, 2000            19,900
  25,000  Winfield Kansas, Electric Rev., 4.65%, due September 1, 2000                 25,053
 300,000  Wyandotte County Kansas, Unified School District 204,
             5.20%, due September 1, 2004                                             302,250
  50,000  Wyandotte County Kansas, Utility Service Revenue,
             4.25%, due September 1, 2009                                              45,875

TOTAL INVESTMENTS - 95.21%                                                          6,946,518

Other assets less liabilities - 4.79%                                                 349,456

TOTAL NET ASSETS - 100.00%
(equivalent to $9.68 per share; 10,000,000 shares of $1.00 par value
capital shares authorized; 754,016.875 shares outstanding)                      $   7,295,974

Valuation of securities is on the basis of amortized cost, which approximates market value.

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS           DECEMBER 31, 1999 (UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES

ASSETS:
 Investment securities, at market value
   (identified cost $7,285,950)                   $ 7,196,518
 Cash                                                  (9,340)
 Interest receivable                                  108,403
     Total assets                                   7,295,581
NET ASSETS                                        $ 7,295,581

NET ASSETS CONSIST OF:
 Capital (capital stock and paid-in capital)      $ 7,377,630
 Accumulated undistributed income:
   Net realized gain (loss) on investment
    transactions                                        6,100
 Net unrealized appreciation (depreciation)
  on investments                                      (88,149)
NET ASSETS APPLICABLE TO OUTSTANDING SHARES       $ 7,295,581

Capital shares, $1.00 par value
 Authorized                                        10,000,000

 Outstanding                                          754,017

 NET ASSET VALUE PER SHARE                        $      9.68

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS         SIX MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED)

STATEMENT OF OPERATIONS

INVESTMENT INCOME:
 Income:
   Interest                                       $   173,993
 Expenses:
   Management fees                                     18,845
     Net investment income                            155,148
unrealized gain ON INVESTMENTS:
 Net realized gain from investment transactions         3,360
 Decrease in net unrealized appreciation of
  investments                                        (102,468)
     Net realized and unrealized loss on
      investments                                     (99,108)
     Net increase (decrease) in net assets
      resulting from operations                   $    56,040

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS

Statements of Changes in net assets
                                                SIX MONTHS ENDED
                                                DECEMBER 31, 1999     YEAR ENDED
                                                   (UNAUDITED)     JUNE 30, 1999
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income                            $   155,148      $    300,304
 Net realized gain from investment transactions         3,360             2,740
 Increase (decrease) in net unrealized
   appreciation on investments                       (102,468)         (116,545)
   Net increase in net assets resulting
    from operations                                    56,040           186,499
DISTRIBUTIONS TO SHAREHOLDERS FROM:*
 Net investment income                               (155,148)         (300,304)
INCREASE FROM CAPITAL SHARE TRANSACTIONS:
 Proceeds from 109,747 and 352,878 shares sold      1,070,355         3,526,358
 Net asset value of 1,092 and 2,641 shares
  issued for reinvestment of distributions             10,648            26,318
                                                    1,081,003         3,552,676
 Cost of 151,924 and 167,651 shares redeemed       (1,482,049)       (1,679,093)
   Net increase (decrease) in net assets from
     capital share transactions                      (401,046)        1,873,583
     Net increase (decrease) in net assets           (500,154)        1,759,778
NET ASSETS:
 Beginning of period                                7,795,735         6,035,957
 End of period                                    $ 7,295,581      $  7,795,735

Distributions to shareholders:
 Income dividends per share                       $      0.20      $       0.40

See accompanying Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. A summary of significant accounting policies that the Fund uses in the preparation of its financial statements follows. The policies are in conformity with generally accepted accounting principles.

Investments - Debt securities (other than short-term obligations), including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. Short-term obligations are valued at amortized cost, which approximates market value. Investment transactions are recorded on the trade date. Investment income is recorded daily and distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

Federal Income Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.
Therefore, no federal income tax provision is required.

Amortization - Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Estimates - The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES - The aggregate amounts of security transactions during the six months ended
December 31, 1999 (excluding short-term securities), were as follows:

                       Other than
                    U.S. Government     U.S. Government
                       Securities          Securities

Purchases              $2,366,043          $    -
Proceeds from sales     2,898,197               -

3. MANAGEMENT FEES - UMB Bank, n.a. is the Fund's manager and investment advisor and provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Fund. This includes investment management; fees of the custodian, independent public accountants and legal counsel; remuneration of officers and directors; rent; and shareholder services, including maintenance of the shareholder accounting system and transfer agency. Not considered normal operating expenses and therefore payable by the Fund are taxes, interest, fees and the other charges of governments and their agencies for qualifying the fund's shares for sale, special accounting and legal fees and brokerage commissions. UMB Bank's management fees are based on average daily net assets of the Fund at the annual rate of .50 of one percent of net assets. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc., which serves as the Fund's underwriter and distributor.


This report has been prepared for the information of the Shareholders of UMB Scout Kansas Tax-Exempt Bond Fund, Inc., and is not to be construed as an offering of shares of the Fund. Shares of this Fund, and of the other UMB Scout Funds, are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.


UMB Scout Funds
100% No-Load Mutual Funds
Stock Fund
Stock Select Fund
Regional Fund
WorldWide Fund
WorldWide Select Fund
Capital Preservation Fund
Balanced Fund
Bond Fund
Kansas Tax-Exempt Bond Fund*
Money Market Fund
   Federal Portfolio
   Prime Portfolio
Tax-Free Money Market Fund
*Available in Kansas and Missouri only.

INVESTMENT ADVISORS AND MANAGER
UMB Bank, n.a., Kansas City, Missouri

AUDITORS
Baird, Kurtz & Dobson, Kansas City, Missouri

Legal Counsel
Stradley, Ronon, Stevens & Young, LLP
Philadelphia, Pennsylvania

CUSTODIAN
UMB Bank, n.a., Kansas City, Missouri

UNDERWRITER, DISTRIBUTOR
AND TRANSFER AGENT
Jones & Babson, Inc., Kansas City, Missouri

UMB SCOUT FUNDS

P.O. Box 219757
Kansas City, MO 64121-9757

Toll Free 800-996-2862

www.umb.com

"UMB", "Scout" and the "Scout" design are registered service marks of UMB Financial Corporation.